                                                                   EXHIBIT 10.08

                 VERITAS AMENDED AND RESTATED CREDIT AGREEMENT
                                 FIRST AMENDMENT

        This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated as of November 7, 2001, is entered into by and among VERITAS SOFTWARE GLOBAL CORPORATION, a Delaware corporation ("Borrower"); each of the various parties thereto from time to time as guarantors (such parties to be referred to therein individually as a "Guarantor " and collectively as "Guarantors"); each of the financial institutions from time to time listed in
Schedule I thereto, as amended from time to time (such financial institutions to be referred to therein individually as a "Lender" and collectively as "Lenders"); CREDIT SUISSE FIRST BOSTON, as documentation agent (in such capacity, "Documentation Agent"); CREDIT LYONNAIS LOS ANGELES BRANCH, as syndication agent (in such capacity, "Syndication Agent"); and ABN AMRO BANK N.V., as agent for Lenders (in such capacity, "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in the Credit Agreement (as defined below).

                                    RECITALS:

        A. The Borrower, the Guarantors, the Lenders, the Documentation Agent, the Syndication Agent and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement ("Credit Agreement") dated as of September 27, 2001 as further amended, restated, supplemented, or otherwise modified from time to time; and

        B. The parties desire to amend certain provisions of the Credit Agreement on the terms and conditions set forth in this Agreement.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

        1.      Amendments. The Credit Agreement is hereby amended as follows:

               (a) The definition of "Applicable Percentage" set forth in
        Section 1.1 to the Credit Agreement is hereby amended by deleting the same in its entirety and replacing it with the following:

               "Applicable Percentage" shall mean for LIBOR Loans, Base Rate Loans and Commitment Fees, the appropriate applicable percentages corresponding to the Pricing Level in effect as of the most recent Calculation Date as shown below:

   -------------------------------------------------------------------------------------------------
                    Ratio of Funded       Applicable        Applicable
                      Indebtedness       Percentage for  Percentage for Base   Applicable Percentage
   Pricing Level       To EBITDA          LIBOR Loans       Rate Loans           for Commitment Fee
   -------------------------------------------------------------------------------------------------
         I        Funded Indebtedness/       1.000%             0.0%                 0.200%
                     EBITDA </= .75
   -------------------------------------------------------------------------------------------------
         II       Funded Indebtedness/       1.125%             0.0%                 0.250%
                   EBITDA >.75 but </=
                          1.50
   -------------------------------------------------------------------------------------------------
        III       Funded Indebtedness/       1.250%             0.0%                 0.300%
                  EBITDA >1.50 but </=
                           2.0
   -------------------------------------------------------------------------------------------------
         IV       Funded Indebtedness/       1.500%             0.0%                 0.375%
                   EBITDA >2.0 but </=
                          2.25
   -------------------------------------------------------------------------------------------------
         V        Funded Indebtedness/       1.625%             0.0%                 0.500%
                      EBITDA > 2.25
   -------------------------------------------------------------------------------------------------


               (b) Sections 5.1(o)(i) and 5.1(o)(ii) of the Credit Agreement are hereby amended by deleting the same in their entirety and replacing them with the following:

                        (o)     Financial Covenants.

                                (i) Leverage Ratio. The Leverage Ratio, as of
                        the last day of each fiscal quarter of the Borrower, shall be less than or equal to:

                                        (A) From and including December 31, 2001
                                to and including June 30, 2003, 2.50 to 1.0;

                                        (B) From and including July 1, 2003 to
                                and including September 30, 2003, 2.25 to 1.0;

                                        (C) From and including October 1, 2003
                                and thereafter, 2.0 to 1.0.

                                (ii) EBITDA. EBITDA, for each period set forth
                        below, as shown on the financial statements of Credit Parties and their Consolidated Subsidiaries delivered pursuant to Section 5.1(a)(i), shall not be less than
                        (i) $400,000,000 for each twelve month period ending December 31, 2001, March 31, 2002, June 30, 2002 and
                        September 30, 2002 and (ii) $500,000,000 for the twelve month period ending as of December 31, 2002 and for each twelve month period ending on March 31, June 30, September 30 and December 31 thereafter.

        2. Representation and Warranties. Each Credit Party hereby represents and warrants to the Agent, the Lessor, the Lenders and the Holders that the following are true and correct on the date of this Agreement and that, after giving effect to the amendments set forth in Section 1 above, the following will be true and correct on the Effective Date (as defined below);

               (a) The representations and warranties of the Credit Parties set forth in Section 4 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

               (b) No Default has occurred and is continuing; and

               (c) Each of the Credit Documents to which any Credit Party is a party is in full force and effect as to such Credit Party.

        3. Effective Date. The amendments effected by Section 1 above shall become effective as of the date of this Agreement (the "Effective Date"), subject to (a) receipt by McGuireWoods LLP ("MW"), counsel to the Agent, of a copy of this Agreement duly executed by the Borrower, and the Required Lenders, and (b) receipt by the Agent, on behalf of each Required Lender that executes this Amendment and delivers an executed copy of this Amendment to MW on or prior to the Effective Date, of a non-refundable amendment fee payable to each such Required Lender in an amount equal to 0.05% of each such Required Lender's respective Commitment.

        4. Miscellaneous.

               (a) Except as specifically waived and amended above, the Credit Agreement and each of the Appendices, Schedules and Exhibits thereto shall remain in full force and effect and the Credit Agreement is hereby ratified and confirmed in all respects.

               (b) Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

               (c) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

        5. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, Borrower, Guarantors, Required Lenders, Administrative Agent, Documentation Agent and Syndication Agent have caused this Agreement to be executed as of the day and year first above written.

BORROWER:                            VERITAS SOFTWARE GLOBAL CORPORATION

                                     By:     /s/ KEVIN OLSON
                                     Name:   Kevin Olson
                                     Title:  Treasurer

GUARANTORS:                          VERITAS SOFTWARE CORPORATION

                                     By:     /s/ KEVIN OLSON
                                     Name:   Kevin Olson
                                     Title:  Treasurer

                                     VERITAS OPERATING CORPORATION

                                     By:     /s/ KEVIN OLSON
                                     Name:   Kevin Olson
                                     Title:  Treasurer

                                     VERITAS SOFTWARE TECHNOLOGY CORPORATION

                                     By:     /s/ KEVIN OLSON
                                     Name:   Kevin Olson
                                     Title:  Treasurer

                                     VERITAS SOFTWARE TECHNOLOGY HOLDING
                                     CORPORATION

                                     By:     /s/ KEVIN OLSON
                                     Name:   Kevin Olson
                                     Title:  Treasurer

ADMINISTRATIVE AGENT:                ABN AMRO BANK N.V.


                                     By:     /s/ ELIZABETH M. WALKER
                                     Name:   Elizabeth M. Walker
                                     Title:  Vice President


                                     By:     /s/ BLAKE J. LACHER
                                     Name:   Blake J. Lacher
                                     Title:  Vice President


DOCUMENTATION AGENT:                 CREDIT SUISSE FIRST BOSTON

                                     By:     /s/ ROBERT HETU
                                     Name:   Robert Hetu
                                     Title:  Director

                                     By:     /s/ MARK HERON
                                     Name:   Mark Heron
                                     Title:  Associate

SYNDICATION AGENT:                   CREDIT LYONNAIS LOS ANGELES BRANCH


                                     By:     /s/ DIANNE M. SCOTT
                                     Name:   Dianne M. Scott
                                     Title:  Senior Vice President and Manager

 LENDERS:                            ABN AMRO BANK N.V.


                                     By:
                                     Name:
                                     Title:


                                     By:
                                     Name:
                                     Title:




                                     CREDIT SUISSE FIRST BOSTON

                                     By:
                                     Name:
                                     Title:


                                     By:
                                     Name:
                                     Title:



                                     CREDIT LYONNAIS LOS ANGELES BRANCH

                                     By:
                                     Name:
                                     Title:

                                     THE FUJI BANK, LIMITED

                                     By:
                                     Name:
                                     Title:






                                     AIB INTERNATIONAL FINANCE

                                     By:     /s/ PAUL KEHOE
                                     Name:   Paul Kehoe
                                     Title:  Director

                                     DEUTSCHE BANK AG NEW YORK BRANCH AND/OR
                                     CAYMAN ISLANDS BRANCH

                                     By:     /s/ DAVID G. DICKINSON, JR.
                                     Name:   David G. Dickinson, Jr.
                                     Title:  Vice President


                                     By:     /s/ JOEL D. MAKOWSKY
                                     Name:   Joel D. Makowsky
                                     Title:  Vice President

                                     SUMITOMO MITSUI BANKING CORPORATION,
                                     FORMERLY KNOWN AS THE SUMITOMO BANK LIMITED

                                     By:
                                     Name:
                                     Title:




                                     COMERICA BANK - CALIFORNIA

                                     By:     /s/ GUY SIMPSON
                                     Name:   Guy Simpson
                                     Title:  Assistant Vice President

                                     FLEET NATIONAL BANK

                                     By:     /s/ WILLIAM S. ROWE
                                     Name:   William S. Rowe
                                     Title:  Vice President




                                     BNP PARIBAS

                                     By:
                                     Name:
                                     Title:

                                     KEYBANK NATIONAL ASSOCIATION

                                     By:     /s/ JULIEN MICHAELS
                                     Name:   Julien Michaels
                                     Title:  Vice President